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                                                                 Exhibit 1



June 26, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Pacific Biometrics, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of June 1998. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


COOPERS & LYBRAND L.L.P.

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